SUPPLEMENT TO THE PROSPECTUS

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND

The following information supersedes certain information in the fund's
Prospectus.

          The Credit Suisse International Equity Team is now responsible for the day-to-day portfolio management of the fund. The team currently consists of Nancy Nierman, Greg Norton-Kidd, Anne S. Budlong, Harry M. Jaffe and Todor Petrov. The fund's sub-investment advisers have not changed. Vincent J. McBride and Todd D. Jacobson no longer serve as Co-Portfolio Managers of the fund.



Dated: July 24, 2003                                            CSISB-16-0703
                                                                2003-045